UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 30, 1998

                        STRATFORD ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


       Minnesota                     0-26112              41-1759882
 (State of Jurisdiction)           (Commission          (IRS Employer
                                   File Number)       Identification No.)


      67 Wall Street,  New York, New York                10005
   (Address of Principal Executive offices)            (Zip Code)


Registrant's telephone number, including area code: 212-825-9292

Item 1. Changes in Control of Registrant. None.

Item 2. Acquisition or Disposition of Assets. On September 16, 1998, the registrant's wholly-owned subsidiary, Novacrete Technology (Canada) Inc., located at 2525 Tedlo Street, Mississauga, Ontario L5A 4A8, purchased all the issued and outstanding common stock of ARM PRO, Inc., located at P.O. Box 11, Teeswater, Ontario N0G 2S0. The purchase price was $891,000 (CDN).

Since 1986, ARM PRO has manufactured and marketed the trademarked FIBERFORCE line of polypropylene fibres. Polypropylene fibres are blended into cementitious products to provide secondary reinforcement and reduce plastic cracking. The Registrant will be conducting a full audit of ARM PRO's financial statements which will be filed with the Commission by November 30, 1998.

The funds used to purchase ARM PRO Inc. were derived from the Registrant's sale of a 9% $800,000 (USD) debenture that matures on September 4, 2000, and which included a warrant to purchase 1,500,000 shares of the Registrant's common stock at the exercise price of $.45 per share for a period commencing on the issuance thereof and terminating on September 4, 2000.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None.

Item 6. Resignation of Registrant's Directors. None.


Item 7. Financial Statements and Exhibits. In conjunction with the Registrant's filing obligations, the financial statements of ARM PRO, Inc. (See Item 2 above) for the fiscal periods ending May 31, 1998 and May 31, 1997 have been audited and are annexed hereto as Exhibit A. In addition unaudited financial statements for the period commencing on the first day of ARM PRO Inc.'s fiscal year being June 1, 1998 and ending on the closing date of the aforementioned transaction, September 16, 1998, are also annexed hereto as part of Exhibit A.


Item 8. Change in Fiscal Year. None.

Item 9. Sales of Equity Securities Pursuant to Regulation S. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRATFORD ACQUISITION CORPORATION
                                              (Registrant)


Dated: November 30, 1998                      /s/ Daniel W. Dowe
                                              ---------------------------------
                                              Daniel W. Dowe, President
                                              67 Wall Street, Suite 2411
                                              New York, New York 10005
                                              (212) 825-9292

                               ARMPRO INCORPORATED

                              FINANCIAL STATEMENTS

                                   YEARS ENDED

                              MAY 31, 1998 and 1997

                               ARMPRO INCORPORATED

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page

Report of Independent Certified Public Accountants                           2

Financial Statements

  Balance Sheets
     as of May 31, 1998 and 1997 and September 16, 1998 (unaudited)          3

  Statements of Operations
     Years ended May 31, 1998 and 1997 and period from June 1, 1998 to       4
     September 16, 1998 (Unaudited)

  Statements of Cash Flows
     Years ended May 31, 1998 and 1997 and period from June 1, 1998 to       5
     September 16, 1998 (Unaudited)

  Notes to Financial Statements                                              6-8

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors
Armpro, Inc.
Teeswater, Ontario

We have audited the accompanying balance sheets of Armpro Incorporated as of May 31, 1998 and 1997 and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armpro Incorporated as of May 31, 1998 and 1997 and the results of its operations, and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                         /s/ Feldman Sherb Ehrlich & Co., P.C.
                                         FELDMAN SHERB EHRLICH & CO., P.C.
                                         Certified Public Accountants

New York, New York
November 20, 1998

                               ARMPRO INCORPORATED

                                  BALANCE SHEET


                                     ASSETS

                                                 September 16,     May 31,       May 31,
                                                     1998           1998          1997
                                                 -------------    --------      --------
                                                  (Unaudited)
CURRENT ASSETS:
     Cash                                           $158,275      $175,559      $ 13,935
     Accounts receivable                              90,131        69,250        67,180
     Inventory                                        65,458       104,655       161,454
     Due from Teeswater Concrete                           0             0        82,356
                                                    --------      --------      --------

         Total Current Assets                        313,864       349,464       324,925

PROPERTY, PLANT, AND EQUIPMENT, net of
     accumulated depreciation and amortization         3,636        17,095        18,870

OTHER ASSETS                                             550           571           595
                                                    --------      --------      --------

                                                    $318,050      $367,130      $344,390
                                                    ========      ========      ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses          $ 62,592      $ 20,909      $113,108
                                                    --------      --------      --------

         Total Current Liabilities                    62,592        20,909       113,108

DUE TO OFFICERS                                            0        83,234        51,610

SHAREHOLDERS' EQUITY:
     Common stock - par value
                  1,000 shares authorized                665           690           720

     Translation adjustment                           (3,883)        8,626         6,854

     Retained Earnings                               258,676       253,671       172,098
                                                    --------      --------      --------
         Total Stockholders' Equity                  255,458       262,987       179,672
                                                    --------      --------      --------

                                                    $318,050      $367,130      $344,390
                                                    ========      ========      ========

                       SEE NOTES TO FINANCIAL STATEMENTS

                                ARMPRO INCORPORATED

                             STATEMENT OF OPERATIONS

                                                 September 16,     May 31,       May 31,
                                                     1998           1998          1997
                                                 -------------    --------      --------
                                                  (Unaudited)
SALES                                               $ 99,994      $318,481      $373,712

COST OF SALES                                         98,754       133,988       174,364
                                                    --------      --------      --------

GROSS PROFIT                                           1,240       184,493       199,348

SELLING AND ADMINISTRATIVE EXPENSES                    9,068       153,592       257,476
                                                    --------      --------      --------

Income (loss) from operations                         (7,828)       30,901       (58,128)
                                                    --------      --------      --------

Gain on foreign currency exchange                     16,727        62,825       103,328
Interest Expense                                        (111)         (438)       (1,568)
                                                    --------      --------      --------
                                                      16,616        62,387       101,760
                                                    --------      --------      --------

INCOME BEFORE TAXES                                    8,788        93,288        43,632

PROVISION FOR TAXES                                    3,783        11,715        16,029
                                                    --------      --------      --------

NET INCOME                                             5,005        81,573        27,603

RETAINED EARNINGS - Beginning of period              253,671       172,098       144,495
                                                    --------      --------      --------

RETAINED EARNINGS - End of period                   $258,676      $253,671      $172,098
                                                    ========      ========      ========


                       SEE NOTES TO FINANCIAL STATEMENTS

                               ARMPRO INCORPORATED

                             STATEMENT OF CASH FLOWS

                                                                          September 16,       May 31,         May 31,
                                                                              1998             1998            1997
                                                                          -------------     ---------       ---------
                                                                           (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income                                                            $   5,005       $  81,573       $  27,603
     Adjustments to reconcile net income to net cash
         used in operating activities:
         Depreciation and amortization                                           241           1,800           3,839
         Translation adjustment                                              (13,902)          1,772           6,854

     Changes in assets and liabilities:
         (Increase) decrease in trade receivables                            (17,840)         (2,070)        163,940
         (Increase) decrease in inventory                                     39,196          56,799         (70,126)
         (Increase) decrease in due from Teesewater Concrete                  (2,378)         82,356         (87,107)
         (Increase) decrease in other assets                                      25              24          75,901
         Increase (decrease) in accounts payable and accrued expenses         41,224         (92,229)        (16,244)
                                                                           ---------       ---------       ---------


NET CASH PROVIDED BY OPERATING ACTIVITIES                                     51,571         130,025         104,660


CASH FLOWS FROM INVESTING ACTIVITIES:
         Sale (Purchase) of property and equipment                            13,214             (25)         (4,466)
                                                                           ---------       ---------       ---------

NET CASH USED IN INVESTING ACTIVITIES                                         13,214             (25)         (4,466)


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (decrease) in due from shareholders                        (83,234)         31,624         (86,259)
                                                                           ---------       ---------       ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                    (83,234)         31,624         (86,259)


NET INCREASE (DECREASE) IN CASH AND
     CASH EQUIVALENTS                                                        (18,449)        161,624          13,935

CASH AND CASH EQUIVALENTS AT
     BEGINNING OF PERIOD                                                     175,559          13,935              --
                                                                           ---------       ---------       ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                 $ 157,110       $ 175,559       $  13,935
                                                                           =========       =========       =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  ARMPRO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        YEARS ENDED MAY 31, 1998 AND 1997
         AND PERIOD FROM JUNE 1, 1998 TO SEPTEMBER 16, 1998 (UNAUDITED)


     The financial statements for the period June 1, 1998 through September 16, 1998 are unaudited, but reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of financial position and the results of operations for the interim period presented. All such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results attainable for a full fiscal year.

1. ORGANIZATION AND BUSINESS DESCRIPTION

     The Company is located in Ontario, Canada and is in the business of manufacturing a fiber reinforcement material used in the manufacturing of cement products.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a. Cash Equivalents - The Company considers all highly liquid temporary cash investments, with an original maturity of three months or less when purchased, to be cash equivalents.

     b. Accounts Receivable - Accounts receivable are presented net of allowance for doubtful accounts. The allowance was approximately $800 at May 31, 1998 and 1997.

     c. Inventories - Inventories consisting of raw materials and finished goods are stated at the lower of cost or market using average costing.

     d. Property and Equipment - Property and equipment are stated at cost. Depreciation is calculated on straight-line method over the estimated useful lives of the assets, which range from 3 to 40 years.

     e. Income Taxes - The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Pursuant to SFAS 109, the Company accounts for income taxes under the liability method. Under the liability method, a deferred tax asset or liability is determined based upon the tax effect of the differences between the financial statement and tax basis of assets and liabilities as measured by the enacted rates which will be in effect when these differences reverse.

     f. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g. Fair Value of Financial Instruments - The carrying amounts reported in the balance sheet for cash, trade receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

     h. Foreign Currency - The accompanying financial statements are translated from Canadian dollars into US dollars assuming the functional currency is the Canadian dollar, accordingly, a translation adjustment is recorded as an item of stockholders' equity. Foreign currency transaction gains and losses are recorded on the income statement.

3. PROPERTY AND EQUIPMENT

                                                           May 31,       May 31,
                                               Life         1998           1997
                                            -----------   --------      --------
Land, building and improvements             10 - 40 yrs   $ 26,596      $ 26,596
Machinery and equipment                      3 - 10 yrs    130,413       130,404
                                                          --------      --------
                                                           157,009       157,000
Less accumulated depreciation                              139,914       138,130
                                                          --------      --------
                                                          $ 17,095      $ 18,870
                                                          ========      ========

4. INCOME TAXES

     The provision for income taxes consists of current Canadian Federal and Provincial taxes payable. There were no material temporary differences at May 31, 1998 and 1997.

5. RELATED PARTY TRANSACTIONS

     The Company occupies facilities owned by Teesewater Concrete, a Company related through common ownership. Teesewater Concrete does not charge the Company any rent for the facilities.

6. MAJOR CUSTOMERS AND FOREIGN SALES

     During the fiscal year ended May 31, 1998 two customers accounted for approximately 20% and 10% of sales. During the fiscal year ended May 31, 1997 two customers accounted for approximately 22% and 13% of sales.

     The Company sells a large portion of its sales to the United States. Such sales were approximately 56% for fiscal year ended May 31, 1998 and 71% for fiscal year ended May 31, 1997.

7. INVENTORY

     Inventory consisted of the following:


                                                     May 31,             May 31,
                                                      1998                1997
                                                    --------            --------
Raw materials                                       $ 67,851            $132,731
Finished goods                                        36,804              28,723
                                                    --------            --------

                                                    $104,655            $161,454
                                                    ========            ========

8. SUBSEQUENT EVENT

     On September 16, 1998, the Company was acquired in a purchase business acquisition. The purchase price was approximately $592,000.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


     The accompanying unaudited pro forma condensed financial statements have been prepared to show the effects of the September 16, 1998 acquisition of Armpro, Inc. ("Armpro") by Stratford Acquisition Corp. for $592,000. The acquisition is accounted for as a purchase business combination.

     The following unaudited pro forma consolidated balance sheet presents the pro forma financial position of the Company at August 31, 1998 as if the acquisition of Armpro had occurred on such date. Included are adjustments to record the purchase consideration paid and the resulting goodwill.

     The unaudited pro forma consolidated statements of operations for the year ended May 31, 1998 and the three month period ended August 31, 1998 reflect the combined results of the Company and Armpro, Inc. as if the acquisition had occurred on June 1, 1997.

     The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together as of June 1, 1997, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and notes thereto.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     ASSETS


                                                                   Stratford
                                                                  Acquisition
                                                                   Corp. and
                                                                 Subsidiaries     Armpro, Inc.          Pro Forma
                                                                   August 31,    September 16,         Adjustments
                                                                  -----------    -------------         -----------
                                                                      1998           1998                  DR (CR)        Total
                                                                  -----------    -------------         -----------    -----------
CURRENT ASSETS:
Cash                                                              $        --     $   158,275 (1),(2)   $   196,962    $   355,237
Accounts receivable, net                                               10,027          87,735                               97,762
Other receivable                                                        4,877           2,396                                7,273
Inventory                                                             144,776          65,458                              210,234
Prepaid expenses and other current assets                              18,050              --                               18,050
                                                                  -----------     -----------                          -----------
          TOTAL CURRENT ASSETS                                        177,730         313,864                              688,556

PROPERTY AND EQUIPMENT                                                 96,019           3,636                               99,655

GOODWILL                                                                   --              -- (1)           347,580        347,580

DEPOSITS AND OTHER ASSETS                                              12,808             550                               13,358
                                                                  -----------     -----------           -----------    -----------

                                                                  $   286,557     $   318,050           $   544,542    $ 1,149,149
                                                                  ===========     ===========           ===========    ===========

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
       Cash deficit                                               $     9,555     $        --           $              $     9,555
       Accounts payable and accrued expenses                          237,028          62,592                              299,620
       Notes payable                                                  632,111              -- (2)           800,000      1,432,111
       Current portion of long-term debt, net of discount                  --              --                                   --
                                                                  -----------     -----------                          -----------
          TOTAL CURRENT LIABILITIES                                   878,694          62,592                            1,741,286

STOCKHOLDERS' EQUITY:
       Common stock, $ .0001 par value,  50,000,000 shares
           authorized, 12,243,145 shares issued and outstanding                                                                 --
           (actual) and  (pro forma)                                   12,243             665 (1)              (665)        12,243
       Additional paid-in capital                                   3,654,296                                            3,654,296
       Translation adjustment                                              --          (3,883)(1)             3,883             --
       Retained earnings (deficit)                                 (4,258,676)        258,676 (1)          (258,676)    (4,258,676)
                                                                  -----------     -----------                          -----------
          TOTAL STOCKHOLDERS' EQUITY                                 (592,137)        255,458                             (592,137)
                                                                  -----------     -----------           -----------    -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $   286,557     $   318,050           $   544,542    $ 1,149,149
                                                                  ===========     ===========           ===========    ===========


                  See notes to pro forma financial statements.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                     Stratford Acquisition
                                                     Corp. and Subsidiaries     Armpro, Inc.
                                                       Three months ended   Period June 1, 1998    Pro Forma
                                                            August 31,     to September 16, 1998  Adjustments
                                                         ------------          ------------       ------------
                                                              1997                  1997             DR (CR)            Total
                                                         ------------          ------------       ------------       ------------
REVENUES                                                 $      9,677          $     99,994       $                  $    109,671

COST OF GOODS SOLD                                              4,155                98,754                               102,909
                                                         ------------          ------------                          ------------

GROSS PROFIT                                                    5,522                 1,240                                  6,762

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  258,744                 9,068(2)           4,800            272,612

AMORTIZATION OF GOODWILL                                                                 --(1)           6,000              6,000

NON-CASH IMPUTED STOCK COMPENSATION                            18,750                    --                                18,750
                                                         ------------          ------------                          ------------
OPERATING  LOSS                                              (271,972)               (7,828)                             (284,600)

INTEREST INCOME (EXPENSE)                                     (15,264)                 (111)(3)        (20,000)           (35,375)

AMORTIZATION OF DEBT DISCOUNT                                 (26,074)                                                    (26,074)

FOREIGN CURRENCY GAIN (LOSS)                                  (12,682)               16,727

PROVISION FOR TAXES                                                --                (3,783)                               (3,783)
                                                         ------------          ------------       ------------       ------------

NET INCOME (LOSS)                                        $   (325,992)         $      5,005                          $   (349,832)
                                                         ============          ============                          ============

NET INCOME (LOSS) PER SHARE                              $      (0.03)                                               $      (0.03)
                                                         ============                                                ============

WEIGHTED AVERAGE SHARES                                    12,150,849                                                  12,150,849
                                                         ============                                                ============


                  See notes to pro forma financial statements.

                     STRATFORD ACQUISITION CORP./ARMPRO INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                             Stratford Acquisition
                                             Corp. and Subsidiaries   Armpro, Inc.
                                                  Year ended           Year ended                 Pro Forma
                                                   May 31,               May 31,                 Adjustments
                                                 -----------           -----------               -----------
                                                    1998                  1998                     DR (CR)              Total
                                                 -----------           -----------               -----------         -----------
REVENUES                                         $     9,073           $   318,481              $                    $   327,554

COST OF GOODS SOLD                                        --               133,988                                       133,988
                                                 -----------           -----------                                   -----------

GROSS PROFIT                                           9,073               184,493                                       193,566

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         824,321               153,592 (2)               19,200              997,113

AMORTIZATION OF GOODWILL                                                        -- (1)               24,000               24,000

NON-CASH IMPUTED STOCK COMPENSATION                  180,405                    --                                       180,405
                                                 -----------           -----------                                   -----------

OPERATING  LOSS                                     (995,653)               30,901                                      (983,952)

INTEREST INCOME (EXPENSE)                            (17,139)                 (438)(3)              (80,000)             (97,577)

AMORTIZATION OF DEBT DISCOUNT                        (84,535)                                                            (84,535)

FOREIGN CURRENCY GAIN (LOSS)                                                62,825

PROVISION FOR TAXES                                  (15,267)              (11,715)                                      (26,982)
                                                 -----------           -----------              -----------           ----------

NET LOSS                                         $(1,112,594)          $    81,573                                   $(1,193,046)
                                                 ===========           ===========                                   ===========

NET LOSS PER SHARE - BASIC                       $     (0.10)                                                        $     (0.10)
                                                 ===========                                                         ===========

WEIGHTED AVERAGE SHARES                           11,472,508                                                          11,472,508
                                                 ===========                                                         ===========


                  See notes to pro forma financial statements.

             STRATFORD ACQUISITION CORP. AND SUBSIDIARY/ARMPRO, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


A.   The  following  unaudited   pro-forma   adjustments  are  included  in  the
     accompanying unaudited pro forma consolidated balance sheet at August 31, 1998:

     (1) To record the acquisition of all of the issued stock of Armpro for $592,400 shares, with the acquisition accounted for as a purchase business combination. The net fair value of assets acquired, consisting of cash, accounts receivable, inventory and fixed assets, as reduced by accounts payable, was $255,941.

     (2) To record  $800,000 in debt  borrowed to finance the  acquisition.

B. The following pro-forma adjustments are included in the accompanying unaudited pro forma consolidated statements of operations for the year ended May 31, 1998 and the period ended August 31, 1998:

     (1)  To record the amortization of goodwill.

     (2)  To record a fair market cost for rent expense for $1,600 per month.

     (3)  To record interest expense on financing debt at 10%.